Exhibit 99.3

KBS SOR (BVI) HOLDINGS, LTD.

PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

UNAUDITED

INDEX

Page

Board of Directors' Explanations for Pro Forma Interim Consolidated Financial Statements	2

Pro Forma Consolidated Statements of Operations	3-5

Pro Forma Consolidated Statements of Comprehensive Income	6

Notes to Pro Forma Interim Consolidated Financial Statements	7

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KBS SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

A.    GENERAL

Presented below are pro forma interim consolidated financial statements for the six and three months periods ended June 30, 2017 and for the year ended December 31, 2017 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").

The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the disposition of the Singapore Portfolio on November 8, 2017, as if such disposition occurred on January 1, 2017. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2b to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

On November 8, 2017, the Company through 11 wholly owned subsidiaries, sold 11 of its properties (the "Singapore Portfolio") to various subsidiaries of Keppel-KBS US REIT, a newly formed Singapore real estate investment trust that was listed on the Singapore Stock Exchange (the "Singapore Transaction"). The Singapore Portfolio consists of the following properties: 1800 West Loop, Westech 360 (part of the Austin Suburban Portfolio), Great Hills Plaza (part of the Austin Suburban Portfolio), Westmoor Center, Iron Point Business Park, the Plaza Buildings, Bellevue Technology Center, Northridge Center I and II, West Loop I and II, Powers Ferry Landing, and Maitland Promenade II. The sale price of the Singapore Portfolio was $804 million, before closing credits. In addition to the selling of the properties in the Singapore Portfolio, the Company paid off existing mortgages of the properties which their outstanding principal balance as of the transaction date was approximately $401.7 million.

In connection with the sale, the Company received $321.6 million in cash, after deducting transaction costs, and $52.5 million of Keppel-KBS US REIT units (comprising of 53,713,600 units or approximately 9.5% of Keppel-KBS US REIT) in lieu of cash. The Company accounts for its holding of Keppel-KBS US REIT units as financial assets at fair value through profit or loss. The underwriters exercised an over-allotment option, and on December 15, 2017, purchased 15,714,100 of the Keppel-KBS US REIT units from the Company at $0.88 per unit. As of June 30, 2018 and December 31, 2017, the Company owned 43,999,500 units of Keppel-KBS US REIT, representing a 7.0% ownership interest.

August 9, 2018	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the pro forma financial statements	McMillan III, Peter Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Revenues and other income:

Rental income	$60,312	$(31,662)	$28,650
Tenant reimbursements	12,094	(8,269)	3,825
Interest income from debt investments	760	—	760
Other operating income	2,540	(1,891)	649
Total revenues and other income	75,706	(41,822)	33,884

Expenses:

Operating, maintenance, and management fees	(22,207)	11,239	(10,968)
Real estate taxes and insurance	(10,152)	5,803	(4,349)
Total expenses	(32,359)	17,042	(15,317)

Gross profit	43,347	(24,780)	18,567

Fair value adjustment of investment properties, net	(14,131)	1,005	(13,126)
Equity in income of unconsolidated joint ventures	2,092	—	2,092
Asset management fees to affiliate	(5,603)	2,534	(3,069)
General and administrative expenses	(1,341)	30	(1,311)

Operating profit	24,364	(21,211)	3,153

Finance income	170	(7)	163
Finance income from financial assets at fair value through profit or loss	3,207	—	3,207
Finance expenses	(19,709)	6,187	(13,522)
Foreign currency transaction adjustments, net	(7,097)	—	(7,097)

Net income (loss)	$935	$(15,031)	$(14,096)

Net income (loss) attributable to owner	$960	$(15,031)	$(14,071)
Net loss attributable to non-controlling interests	(25)	—	(25)

Net income (loss)	$935	$(15,031)	$(14,096)

August 9, 2018	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the pro forma financial statements	Waldvogel, Jeffrey Chief Financial Officer	McMillan, Peter III Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended June 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Revenues and other income:

Rental income	$30,560	$(15,767)	$14,793
Tenant reimbursements	6,457	(4,415)	2,042
Interest income from debt investments	600	—	600
Other operating income	987	(936)	51
Total revenues and other income	38,604	(21,118)	17,486

Expenses:

Operating, maintenance, and management fees	(11,299)	5,585	(5,714)
Real estate taxes and insurance	(5,415)	3,111	(2,304)
Total expenses	(16,714)	8,696	(8,018)

Gross profit	21,890	(12,422)	9,468

Fair value adjustment of investment properties, net	(11,410)	564	(10,846)
Equity in income of unconsolidated joint ventures	398	—	398
Asset management fees to affiliate	(2,855)	1,279	(1,576)
General and administrative expenses	(426)	15	(411)

Operating profit (loss)	7,597	(10,564)	(2,967)

Finance income	154	(5)	149
Finance income from financial assets at fair value through profit or loss	1,338	—	1,338
Finance expenses	(10,323)	3,298	(7,025)
Foreign currency transaction adjustments, net	(2,426)	—	(2,426)

Net loss	$(3,660)	$(7,271)	$(10,931)

Net loss attributable to owner	$(3,441)	$(7,271)	$(10,712)
Net loss attributable to non-controlling interests	(219)	—	(219)

Net loss	$(3,660)	$(7,271)	$(10,931)

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Revenues and other income:

Rental income	$108,113	$(54,612)	$53,501
Tenant reimbursements	21,710	(13,601)	8,109
Interest income from debt investments	1,782	—	1,782
Other operating income	4,001	(3,197)	804
Total revenues and other income	135,606	(71,410)	64,196

Expenses:

Operating, maintenance, and management fees	(42,611)	21,178	(21,433)
Real estate taxes and insurance	(17,404)	9,460	(7,944)
Total expenses	(60,015)	30,638	(29,377)

Gross profit	75,591	(40,772)	34,819

Fair value adjustment of investment properties, net	4,755	22,179	26,934
Loss on deconsolidation	(667)	—	(667)
Loss on extinguishment of debt	(478)	478	—
Equity in income of unconsolidated joint ventures	24,130	—	24,130
Asset management fees to affiliate	(10,686)	4,422	(6,264)
General and administrative expenses	(2,852)	45	(2,807)

Operating profit	89,793	(13,648)	76,145

Finance income	1,021	(12)	1,009
Finance income from financial assets at fair value through profit or loss	12,640	—	12,640
Finance expenses	(37,149)	11,285	(25,864)
Foreign currency transaction adjustments, net	(15,298)	—	(15,298)

Net income	$51,007	$(2,375)	$48,632

Net income attributable to owner	$48,317	$(2,375)	$45,942
Net income attributable to non-controlling interests	2,690	—	2,690

Net income	$51,007	$(2,375)	$48,632

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Six months ended June 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Net income (loss)	$935	$(15,031)	$(14,096)

Total comprehensive income (loss)	935	(15,031)	(14,096)

Total comprehensive income (loss) attributable to owner	$960	$(15,031)	$(14,071)
Total comprehensive loss attributable to non-controlling interests	(25)	—	(25)

Total comprehensive income (loss)	$935	$(15,031)	$(14,096)

	Three months ended June 30, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Net loss	$(3,660)	$(7,271)	$(10,931)

Total comprehensive loss	(3,660)	(7,271)	(10,931)

Total comprehensive loss attributable to owner	$(3,441)	$(7,271)	$(10,712)
Total comprehensive loss attributable to non-controlling interests	(219)	—	(219)

Total comprehensive loss	$(3,660)	$(7,271)	$(10,931)

	Year ended December 31, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Net income	$51,007	$(2,375)	$48,632

Total comprehensive income	51,007	(2,375)	48,632

Total comprehensive income attributable to owner	$48,317	$(2,375)	$45,942
Total comprehensive income attributable to non-controlling interests	2,690	—	2,690

Total comprehensive income	$51,007	$(2,375)	$48,632

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:	GENERAL

The pro forma interim consolidated financial statements are prepared in accordance with Regulation 38B of the Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").

NOTE 2:	PRO FORMA ASSUMPTIONS

a.	General

The Pro Forma Interim Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the disposition of the Singapore Portfolio, as if such disposition occurred on January 1, 2017. The Pro Forma Statements have been prepared under certain assumptions, which are set forth below. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
Since the Singapore transaction occurred in November 2017, the statements of operations and the statements of comprehensive income for the six and three months period ended June 30, 2018 are not presented as they do not differ from the consolidated statements of operations for the six and three months periods ended June 30, 2018.

b.	Principal assumptions used in preparing the Pro Forma Statements

The Pro Forma Statements have been prepared under the following assumptions:

1.	The Singapore Transaction occurred on January 1, 2017 for the Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income.

2.
A reversal has been made for the historical operations of the Singapore Portfolio as reflected in the Company's historical statements of operations and statements of comprehensive income for the six and three months periods ended June 30, 2017 and for the year ended December 31, 2017.